Exhibit 99.1

595 South Federal Highway, Suite 500, Boca Raton, FL 33432 • 561-208-7200

DEVCON INTERNATIONAL CORP. APPOINTS

NEW CHIEF FINANCIAL OFFICER

Boca Raton, FL, January 23, 2008—Devcon International Corp. (NASDAQ: DEVC) today announced that its Board of Directors has appointed Mark M. McIntosh (37) to the position of Chief Financial Officer effective January 23, 2008. Mr. McIntosh served as the Company’s Vice President of Finance and Strategic Business Development from July 2007. He succeeds Robert W. Schiller who resigned as Chief Financial Officer on January 16, 2008.

Prior to joining Devcon, Mr. McIntosh served as Chief Operating Officer of Nexus Development Group, a residential and commercial real estate firm where his responsibilities included all financial, strategic and operation functions at the company. From October 2004 until October 2006, Mr. McIntosh was Chief Financial Officer and a partner at The Restaurant People Management, a restaurant management firm that owns and operates restaurants and associated real estate in South Florida.

Earlier Mr. McIntosh spent five years at CBS SportsLine, an interactive sports media company, where as Director, Finance and Corporate Development his responsibilities included the financial and strategic functions of the company’s business units. Prior to that he was Strategies Associate with Bank of America and a Sales Associate at Kidder Peabody & Co/Paine Webber.

Mr. McIntosh holds a BBA in Finance from Georgia State University.

“We are extremely pleased to have Mark assume the position of Chief Financial Officer. His leadership and knowledge of the strategic, operational and financial requirements of Devcon will be most beneficial to our Company as we continue to grow and expand our operations,” commented Robert C. Farenhem, President. “I would also like to thank Robert Schiller for his efforts on the part of Devcon.”

About Devcon

Devcon International’s wholly-owned subsidiary, Devcon Security (http://www.devcon-security.com/), is a leading provider of installation, monitoring and related electronic security services, currently serving more than 140,000 commercial and residential customers in Florida, New York City and Staten Island. Since February, 2005, Devcon has made 3 significant acquisitions of full-service electronic security services companies with significant concentrations throughout Florida and the New York Metropolitan region. Currently, Devcon Security Services Corp. is the second largest security monitoring and alarm company in Florida and the eleventh largest in the U.S.

Forward-Looking Statements

This press release may contain statements, which are not historical facts and are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements contain projections of Devcon’s future results of operations, financial position or state other forward-looking information. In some cases you can identify these statements by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” and “would” or similar words. You should not rely on forward-looking statements because Devcon’s actual results may differ materially from those indicated by these forward-looking statements as a result of a number of important factors. These factors include, but are not limited to: general economic and business conditions; our business strategy for expanding our presence in our industry; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations effecting our business, and other risks and uncertainties discussed under the heading “Item 1A – Risk Factors” in Devcon’s Annual Report on Form 10-K for the period ended December 31, 2006 as filed with the Securities and Exchange Commission, and other reports Devcon files from time to time with the Securities and Exchange Commission. Devcon does not intend to and undertakes no duty to update the information contained in this press release.

INVESTOR CONTACT

Marilynn Meek

Financial Relations Board

212-827-3773

mmeek@frbir.com